EXHIBIT 99.4
Caneum, Inc. Completes Acquisition of Continuum Systems Pvt. Ltd.
Accretive acquisition results in expanded operations worldwide, including Caneum Asia Pacific Pte. Ltd. in Singapore and Caneum India Pvt. Ltd. in India
NEWPORT BEACH, California — (MARKET WIRE) — January 4, 2007 — Caneum, Inc. (OTC BB: CANM — News), a global provider of business process and information technology outsourcing services, today announced that effective December 31, 2006, it has closed its acquisition of Continuum Systems Pvt. Ltd. of India.
Alan Knitowski, Chairman of Caneum, commented, “We are extremely pleased to have closed our acquisition of Continuum Systems Pvt. Ltd. and look forward to continuing to expand our international outsourcing resources and capabilities. Both the Indian and Asian markets continue to grow aggressively and we expect that our new multi-country delivery footprint will provide a strong foundation to further our business model of growing via organic sales and additional accretive acquisitions.”
The Company has initiated activities in India to rename Continuum Systems Pvt. Ltd. to Caneum India Pvt. Ltd. and expects to complete this process within the next 60 days. Jesper Lindorff, former Managing Director of Continuum Systems Pvt. Ltd., is now Managing Director and CEO of the Company’s Indian operations and all of Continuum’s approximately 100 employees have been retained.
Continuum Pvt. Ltd. was generating both positive operating cash flow and net income at closing. On an un-audited basis, it generated approximately $384K in revenues and $191K in gross profit for the quarter ended September 30, 2006. On an annualized basis, this quarterly performance equated to approximately $1.54M in revenue and approximately $764K in gross profit.
Full details of the acquisition can be found in the 8-K now on file with the SEC and submitted in parallel to this release.
About Caneum, Inc.:
Caneum, Inc. is a global provider of business process and information technology outsourcing services across vertical industries, including technology, energy, government, transportation, financial services, education and healthcare. The Company provides a suite of business strategy and planning capabilities to assist companies with their “make versus buy” decisions in the areas of data, network, product development, product maintenance and customer support, and fulfills its services in-house, on-shore, near-shore and off-shore, depending on the business goals and objectives of its global customers. In parallel, the Company is opportunistically pursuing accretive acquisitions within its core outsourcing product and service suite in order to broaden its core capabilities, expand its customer base and supplement its organic growth. For more information, please visit the Company’s web site at http://www.caneum.com.
About Continuum Systems Pvt. Ltd.:
Continuum Systems Pvt. Ltd. is an approximately 100-person off-shore outsourcing company founded in 2002 and based in New Delhi (Gurgaon), India. The Company provides (1) application services, including development, integration, re-engineering, migration and maintenance, (2) customer support, including e-mail, chat and voice, (3) business process outsourcing, including technical support, data conversion and data mining, and (4) e-services, including web design, search engine optimization and e-commerce. The Company’s customer base includes companies from Sweden, Switzerland, the United Kingdom, Nigeria, India, Mauritius, Indonesia and the United States. For more information, please visit the Company’s web site at www.continuum-systems.com.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: With the exception of historical information, the statements set forth above include forward-looking statements that involve risk and uncertainties. The Company wishes to caution readers that a number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include, but are not limited to, the risk factors noted in the Company’s filings with the United States Securities and Exchange Commission, such as the rapidly changing nature of technology, evolving industry standards and frequent introductions of new products, services and enhancements by competitors; the competitive nature of the markets for the Company’s products and services; the Company’s ability to gain market acceptance for its products and services; the Company’s ability to fund its operational growth; the Company’s ability to attract and retain skilled personnel; the Company’s ability to diversify its revenue streams and customer concentrations; and the Company’s reliance on third-party suppliers.

Contact:

Caneum, Inc. Gary Allhusen, EVP, COO & Principal Financial Officer (949) 273-4000 info@caneum.com

or

TMS Capital, LLC Thomas Sauve (Investors / Media) (646) 245-2465 tms@tmscapital.com

Continuum Systems Private Limited, India
Condensed Consolidated Balance Sheets
As of March 31, 2006 and March 31, 2005
ASSETS

	March 31,	March 31,
	2006	2005
	(Audited)	(Audited)
CURRENT ASSETS
Cash and cash equivalents, including restricted cash of $35,363 as of March 31, 2006	$73,388	$70,314
Accounts receivable, net of allowance for doubtful accounts respectively	279,443	134,968
Unbilled receivables	—	—
Prepaid assets — related parties	33,488	23,075
Other prepaid expenses and current assets	24,062	7,981

TOTAL CURRENT ASSETS	410,381	236,338

FIXED ASSETS
Property and Equipment	183,539	80,434

	183,539	80,434
Less accumulated depreciation	(51,201)	(17,378)

TOTAL FIXED ASSETS	132,338	63,056

INTANGIBLE ASSETS	—	—

Less accumulated amortization	—	—

	—	—

TOTAL ASSETS	$542,719	$299,394

Continuum Systems Private Limited, India
Condensed Consolidated Balance Sheets (continued)
As of March 31, 2006 and March 31, 2005
LIABILITIES AND STOCKHOLDERS’ EQUITY

	March 31,	March 31,
	2006	2005
	(Audited)	(Audited)
CURRENT LIABILITIES
Accounts payable and accrued liabilities	$28,361	$27,501
Credit line	1,285	2,956
Accrued payroll and related expenses	17,074	18,974
Income tax payable	4,291	700
Purchase price installment payable	11,253	—

TOTAL CURRENT LIABILITIES	62,264	50,131

LONG TERM LIABILITIES
Deferred tax liability	—	—
Purchase price installment payable	22,506	—
COMMITMENTS AND CONTINGENCIES	—	—
STOCKHOLDERS’ EQUITY
Common stock, 100,000 shares authorized at $.2246 par value: 94640 Shares issued and outstanding, respectively	21,301	21,748
Preferred stock,	—	—
Additional paid in capital	—	—
Accumulated Retained Earnings	436,648	27,515
Deferred compensation	—	—

TOTAL STOCKHOLDERS’ EQUITY	457,949	249,263

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$542,719	$299,394

Continuum Systems Private Limited, India
Condensed Consolidated Statements of Operations

	March 31,	March 31,
	2006	2005
	(Audited)	(Audited)
REVENUE	$1,361,074	$645,150
COST OF REVENUE	803,319	266,743

GROSS PROFIT	557,755	378,407

OPERATING EXPENSES	340,465	185,018

INCOME FROM OPERATIONS	217,290	193,389
OTHER INCOME (EXPENSE)
Interest expense	—	—
Interest income	29	29

TOTAL OTHER INCOME
(EXPENSE)	29	29

INCOME BEFORE INCOME TAX	217,319	193,418
INCOME TAX EXPENSE	3,974	700

NET INCOME	$213,345	$192,718

EARNING PER COMMON SHARE —
Basic	$2.25	$2.03

Continuum Systems Private Limited, India
Condensed Consolidated Balance Sheets
As of September 30, 2006 and September 30, 2005
ASSETS

	September 30,	September 30,
	2006	2005
	(Unaudited)	(Unaudited)
CURRENT ASSETS
Cash and cash equivalents, including restricted cash of $163,688 as of September 30, 2006	$226,451	$165,130
Accounts receivable, net of allowance for doubtful accounts respectively	271,787	203,395
Unbilled receivables	—	—
Prepaid assets — related parties	20,588	15,831
Other prepaid expenses and current assets	30,634	9,696

TOTAL CURRENT ASSETS	549,460	394,052

FIXED ASSETS
Property and Equipment	199,363	93,729

	199,363	93,729
Less accumulated depreciation	(70,070)	(13,672)

TOTAL FIXED ASSETS	129,293	80,057

INTANGIBLE ASSETS	—	—

	—	—
Less accumulated amortization	—	—

	—	—

TOTAL ASSETS	$678,753	$474,109

Continuum Systems Private Limited, India
Condensed Consolidated Balance Sheets (continued)
As of September 30, 2006 and September 30, 2005
LIABILITIES AND STOCKHOLDERS’ EQUITY

	September 30,	March 30,
	2006	2005
	(Unaudited)	(Unaudited)
CURRENT LIABILITIES
Accounts payable and accrued liabilities	$22,809	$17,480
Credit line	2,956	2,956
Accrued payroll and related expenses	19,309	15,524
Income tax payable	—	—
Purchase price installment payable	8,153	—

TOTAL CURRENT LIABILITIES	53,227	35,960

LONG TERM LIABILITIES
Deferred tax liability	—	—
Purchase price installment payable	21,808	—
COMMITMENTS AND CONTINGENCIES	—	—
STOCKHOLDERS’ EQUITY
Common stock, 100,000 shares authorized at $.22 par value: 94640 Shares issued and outstanding, respectively	20,641	21,616
Preferred stock,	—	—
Additional paid in capital	—	—
Accumulated Retained Earnings	583,077	416,533
Deferred compensation	—	—

TOTAL STOCKHOLDERS’ EQUITY	603,718	438,149

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$678,753	$474,109

Continuum Systems Private Limited, India
Condensed Consolidated Statements of Operations

	September 30,	September 30,
	2006	2005
	(Unaudited)	(Unaudited)
REVENUE	$696,244	$709,087

COST OF REVENUE	395,070	390,579

GROSS PROFIT	301,174	318,508

OPERATING EXPENSES	340,465	128,117

INCOME FROM OPERATIONS	159,716	190,391
OTHER INCOME (EXPENSE)
Interest expense	—	—
Interest income	—	—

TOTAL OTHER INCOME
(EXPENSE)	—	—

INCOME BEFORE INCOME TAX	159,716	190,391
INCOME TAX EXPENSE	—	—

NET INCOME	$159,716	$190,391

EARNING PER COMMON SHARE —
Basic	$1.68	$2.00

Continuum Systems Private Limited, India
Balance Sheets
For the period ending September 30th,

				Figures in US$
	Caneum	Continuum	Consolidate	Caneum
	September 30,	September 30,	September 30,	December 31,
	2006	2006	2006	2005
Particulars	(Unaudited)	(Unaudited)	(Unaudited)
CURRENT ASSETS

Cash and cash equivalents, including restricted cash of $349,088 as of September 30, 2006	469,402	226,451	695,853	99,760
Accounts receivable, net of allowance for doubtful accounts of $97,454 and $79,454, respectively	1,658,650	271,787	1,930,437	469,074
Unbilled receivables	72,325	—	72,325	—
Prepaid assets — related parties (Note 3)	—	20,588	20,588	68,750
Other prepaid expenses and current assets	34,054	30,634	64,688	51,099

TOTAL CURRENT ASSETS	2,234,431	549,460	2,783,891	688,683

FIXED ASSETS
Property and Equipment	22,444	199,363	221,807	—
Software	77,962	—	77,962	16,128

	100,406	199,363	299,769	16,128
Less accumulated depreciation	(53,635)	(70,070)	(123,705)	(1,571)

TOTAL FIXED ASSETS	46,771	129,293	176,064	14,557

INTANGIBLE ASSETS (Note 4 and 7)
Employment contracts	78,000	—	78,000	—
Customer contracts/relationships	670,000	—	670,000	—
Licenses	75,000	—	75,000	—
Trademarks and logos	90,000	—	90,000	—

Goodwill	1,612,500	17,282	1,629,782	—

	2,525,500	17,282	2,542,782	—
Less accumulated amortization	(117,358)	—	(117,358)	—

TOTAL INTANGIBLE ASSETS	2,408,142	17,282	2,425,424	—

TOTAL ASSETS	4,689,344	696,035	5,385,379	703,240

Note 1:	The data/table and its format including details thereof is taken as per table appearing at Page 03 of the word file named C70092 10QSB.doc

Note 2:	US $1 = INR 45.96

				Figures in US$
	Caneum	Continuum	Consolidate	Caneum
	September 30,	September 30,	September 30,	December 31,
	2006	2006	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)
CURRENT LIABILITIES

Accounts payable and accrued liabilities	640,490	22,809	663,299	284,656
Credit line	149,360	2,956	152,316	6,833
Accrued payroll and related expenses	163,968	19,309	183,277	25,839
Income tax payable	1,500	—	1,500	—
Purchase price installment payable (Note 7)	803,814	8,153	811,967	—

TOTAL CURRENT LIABILITIES	1,759,132	53,227	1,812,359	317,328

LONG TERM LIABILITIES
Deferred tax liability	9,300	—	9,300	—
Purchase price installment payable (Note 7)	661,697	21,808	683,505	—
COMMITMENTS AND CONTINGENCIES (Notes 6, 7 and 10)	—	—	—	—

TOTAL LONG TERM LIABILITIES	670,997	21,808	692,805	—

STOCKHOLDERS’ EQUITY
Common stock, 100,000,000 shares authorized at $.001 par value:
6,792,325 and 5,386,991 shares issued and outstanding, respectively	6,860	621,000	627,860	5,386
Preferred stock, 20,000,000 shares authorized at $.001 par value:
3,632,500 and 0 shares issued and outstanding, respectively	3,632	—	3,632	—
Additional paid in capital	6,279,383	—	6,279,383	3,434,328
Accumulated (deficit)/Reserves	(3,990,660)	—	(3,990,660)	(3,013,802)
Deferred compensation	(40,000)	—	(40,000)	(40,000)

TOTAL STOCKHOLDERS’ EQUITY	2,259,215	621,000	2,880,215	385,912

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	4,689,344	696,035	5,385,379	703,240

Note 1:	The data/table and its format including details thereof is taken as per table appearing at Page 04 of the word file named C70092 10QSB.doc

Note 2:	US $1 = INR 45.96

	Three months ended						Nine months ended
	Caneum	Continuum	Consolidate	Caneum	Continuum	Consolidate	Caneum	Continuum	Consolidate	Caneum	Continuum	Consolidate
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2006	2006	2006	2005	2005	2005	2006	2006	2006	2005	2005	2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
REVENUE	2,127,211	371,972	2,499,183	739,417	331,363	1,070,780	5,027,337	1,037,176	6,064,513	1,379,321	955,670	2,334,991
COST OF REVENUE	1,575,373	186,023	1,761,396	606,159	197,538	803,697	3,679,398	590,168	4,269,566	1,082,161	477,809	1,559,970

GROSS PROFIT	551,838	185,949	737,787	133,258	133,825	267,083	1,347,939	447,008	1,794,947	297,160	477,861	775,021

OPERATING EXPENSES	730,995	82,227	813,222	340,000	79,451	419,451	2,255,210	257,497	2,512,707	1,382,825	228,186	1,611,011

PROFIT/(LOSS) FROM OPERATIONS	(179,157)	103,722	(75,435)	(206,742)	54,374	(152,368)	(907,271)	189,511	(717,760)	(1,085,665)	249,675	(835,990)

OTHER INCOME (EXPENSE) Interest expense	(39,307)	(767)	(40,074)	—	—	—	(78,563)	(2,404)	(80,967)	—	—	—
Interest income	4,092	—	4,092	273	—	273	9,775	—	9,775	1,552	—	1,552

TOTAL OTHER INCOME (EXPENSE)	(35,215)	(767)	(35,982)	273	—	273	(68,788)	(2,404)	(71,192)	1,552	—	1,552

PROFIT/(LOSS) BEFORE INCOME TAX	(214,372)	102,955	(111,417)	(206,469)	54,374	(152,095)	(976,059)	187,107	(788,952)	(1,084,113)	249,675	(834,438)
INCOME TAX EXPENSE	—	—	—	—	—	—	(800)	(3,917)	(4,717)	(800)	(700)	(1,500)

NET PROFIT/(LOSS)	(214,372)	102,955	(111,417)	(206,469)	54,374	(152,095)	(976,859)	183,190	(793,669)	(1,084,913)	248,975	(835,938)

PROFIT/(LOSS) PER COMMON SHARE-
Basic and Diluted	($0.03)	$0.11	($0.01)	($0.04)	$0.57	($0.03)	($0.16)	$0.20	($0.11)	($0.24)	$2.62	($0.18)
SHARES USED IN EARNINGS PER SHARE CALCULATIONS
WEIGHTED AVERAGE COMMON SHARES- Basic and Diluted	6,614,031	913,235	7,527,266	4,738,032	94,864	4,832,896	6,062,621	913,235	6,975,856	4,559,043	94,864	4,653,907

Note 1:	The data/table and its format including details thereof is taken as per table appearing at Page 05 of the word file named C70092 10QSB.doc

Note 2:	US $1 = INR 45.96

Note 3:	For calculation of EPS, number of shares of Continuum have been as is consolidated with number of shares of Caneum.